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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 2, 2004

                                 NAVISITE, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      000-27597                  52-2137343
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                               400 Minuteman Road
                          Andover, Massachusetts 01810
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 682-8300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On June 10, 2004, NaviSite, Inc. ("NaviSite") completed the acquisition of substantially all of the assets and liabilities of Surebridge, Inc. ("Surebridge"), pursuant to the terms of an asset purchase agreement.

For purposes of incorporation by reference in filings made pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, NaviSite hereby files the unaudited pro forma condensed combined financial information included as exhibit 99.1 hereto.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      The Exhibits listed in the Exhibit Index immediately preceding such Exhibits are filed with or incorporated by reference in this report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NaviSite, Inc.

                                             By: /s/ John J. Gavin, Jr.
                                                 -----------------------
Date: September 2, 2004                          John J. Gavin, Jr.
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

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
Exhibit No.                            Description
99.1 Pro forma condensed combined balance sheet as of April 30, 2004 (unaudited) and pro forma condensed combined statements of operations for the three and nine months ended April 30, 2004 (unaudited) and the year ended July 31, 2003 (unaudited).
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